UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2023

IsoPlexis Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40894	46-2179799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 NE Industrial Road
Branford, CT 06405
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (203) 208-4111

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ISO	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously disclosed, on December 21, 2022, IsoPlexis Corporation, a Delaware corporation (“IsoPlexis”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Berkeley Lights, Inc., a Delaware corporation (“Berkeley Lights”), and Iceland Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Berkeley Lights (“Merger Sub”), pursuant to which, upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the Delaware General Corporation Law, Merger Sub will be merged with and into IsoPlexis (the “Merger”), with IsoPlexis surviving the Merger as a wholly owned subsidiary of Berkeley Lights. On March 16, 2023, IsoPlexis held a virtual special meeting of its stockholders (the “Special Meeting”) to vote on the proposals identified in the definitive proxy statement of IsoPlexis prepared in connection with the Merger, which also constitutes a prospectus of Berkeley Lights, filed with the Securities and Exchange Commission on February 13, 2023 (as supplemented on February 16, 2023, March 2, 2023 and March 9, 2023), which was first mailed to IsoPlexis’ stockholders on February 14, 2023.

As of the close of business on February 14, 2023, the record date for the Special Meeting, there were 40,245,980 shares of common stock, par value $0.001 per share, of IsoPlexis (“IsoPlexis Common Stock”) outstanding and entitled to vote at the Special Meeting. 35,301,169 shares of IsoPlexis Common Stock, representing approximately 87.71% of all of the issued and outstanding shares of IsoPlexis Common Stock entitled to vote, were represented at the Special Meeting.

The table below details the final voting results for the proposal to adopt the Merger Agreement (the “Merger Proposal”). IsoPlexis’ stockholders approved the Merger Proposal as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
35,258,614	40,465	2,090	0

In connection with the Special Meeting, IsoPlexis also solicited proxies with respect to a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to approve the Merger Proposal or to ensure that any supplement or amendment to the joint proxy statement/prospectus was timely provided to IsoPlexis stockholders (the “Adjournment Proposal”). As there were sufficient votes at the time of the Special Meeting to approve the Merger Proposal and no additional time was required to timely provide any supplement or amendment to the joint proxy statement/prospectus to IsoPlexis stockholders, the Adjournment Proposal was unnecessary and such proposal was not submitted to the stockholders for approval at the Special Meeting.

Forward-Looking Statements

Certain statements in this communication regarding the proposed transaction between Berkeley Lights and IsoPlexis, the expected timetable for completing the transaction and any other statements regarding Berkeley Lights’ and IsoPlexis’ future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are often, but not always, made through the use of words or phrases such as “may”, “believe,” “anticipate,” “would,” “could”, “should,” “intend,” “seek,” “plan,” “will,” “expect(s),” “estimate(s),” “predict(s),” “project(s),” “target(s),” “forecast(s)”, “continue(s),” “contemplate(s),” “positioned,” “potential,” “strategy,” “outlook,” “forward,” “continuing,” “ongoing” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the risk that the proposed transaction may not be completed in a timely manner or at all; the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require Berkeley Lights or IsoPlexis to pay a termination fee; the effect of the announcement, pendency or completion of the proposed transaction on each of Berkeley Lights’ and IsoPlexis’ ability to attract, motivate or retain key employees, its ability to maintain relationships with its customers, suppliers, distributors and others with whom it does business, or its operating results and business generally; risks related to the proposed transaction diverting management’s attention from each of Berkeley Lights’ and IsoPlexis’ ongoing business operations; the risk of stockholder litigation in connection with the proposed transaction, including resulting expense or delay; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in connection with the proposed transaction within the expected timeframes or at all and to successfully integrate IsoPlexis’ operations into those of Berkeley Lights; the integration of IsoPlexis’ operations into those of Berkeley Lights being more difficult, time-consuming or costly than expected; effects relating to the announcement of the proposed transaction or any further announcements or the consummation of the proposed transaction on the market price of the common stock of each of Berkeley Lights and IsoPlexis; the possibility that each of Berkeley Lights’ and IsoPlexis’ expectations as to expenses, cash usage and cash needs may prove not to be correct for reasons such as changes in plans or actual events being different than its assumptions; the impacts of changes in general economic and business conditions, including changes in the financial markets; the implementation of each of Berkeley Lights’ and IsoPlexis’ business model and strategic plans for its products and technologies, and challenges inherent in developing, manufacturing, launching, marketing and selling existing and new products; uncertainties in contractual relationships, including interruptions or delays in the supply of components or materials for, or manufacturing of, products for each of Berkeley Lights and IsoPlexis; the ability of each of Berkeley Lights and IsoPlexis to establish and maintain intellectual property protection for products or avoid or defend claims of infringement; risks relating to competition within the industry in which each of Berkeley Lights and IsoPlexis operate; the impacts of potential product performance and quality issues; changes to and the impact of the laws, rules and regulations that regulate each of Berkeley Lights’ and IsoPlexis’ operations; and any other risks discussed in each of Berkeley Lights’ and IsoPlexis’ filings with the SEC, including Berkeley Lights’ and IsoPlexis’ Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8‑K. Berkeley Lights and IsoPlexis assume no obligation to update or revise publicly the information in this communication, whether as a result of new information, future events or otherwise, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

In connection with the proposed transaction between Berkeley Lights and IsoPlexis, Berkeley Lights and IsoPlexis have filed relevant materials with the SEC, including a Berkeley Lights registration statement on Form S‑4 that includes a joint proxy statement of Berkeley Lights and IsoPlexis that also constitutes a prospectus of Berkeley Lights. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BERKELEY LIGHTS, ISOPLEXIS AND THE PROPOSED TRANSACTION. The joint proxy statement/prospectus, and other documents relating to the proposed transaction (when they are available), can be obtained free of charge from the SEC’s website at www.sec.gov. These documents can also be obtained free of charge from Berkeley Lights’ investor relations website at www.investors.berkeleylights.com or from IsoPlexis’ investor relations website at www.investors.isoplexis.com.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISOPLEXIS CORPORATION

By:	/s/ John Strahley
	Name:	John Strahley
	Title:	Chief Financial Officer
Date: March 16, 2023